Exhibit 99.11



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation by reference of our report dated February 8, 2002 in this Registration Statement (Form N-1A No. 033-14737) of Van Eck Funds, Inc.



                                       /s/ Ernst & Young LLP
                                       ERNST & Young LLP

New York, New York
April 23, 2002